STATE STREET CORPORATION 1 State Street Corporation Announces Planned Increase to Its Quarterly Common Stock Dividend to $0.42 per Share and an Authorization to Purchase Up to $1.4 Billion of its Common Stock Boston, Wednesday, June 28, 2017 State Street Corporation (NYSE:STT) today announced that the Federal Reserve did not object to the Company's capital plan, reviewed by the Federal Reserve as part of the 2017 Comprehensive Capital Analysis and Review (CCAR) process. The capital plan includes a proposed common stock dividend increase and a new common stock purchase program. The capital plan proposes an increase to the quarterly common stock dividend to $0.42 per share, from $0.38 per share, beginning in the third quarter of 2017. State Street’s Board of Directors will consider this increase in common stock dividend at its regularly scheduled meeting in July 2017. Additionally, State Street’s Board has approved a new common stock purchase program authorizing the purchase of up to $1.4 billion of its common stock that was included in the capital plan. The program will be effective July 1, 2017 and extend through June 30, 2018. The capital plan includes no net issuance of preferred shares over the program period of July 1, 2017 through June 30, 2018. State Street’s third quarter 2017 common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. State Street may commence purchases of its common stock under the new authorization beginning July 1, 2017. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, type of transaction and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance, the amount of common stock issued as part of employee compensation programs and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. Contacts: Anthony Ostler +1 617-664-3477 Carolyn Cichon +1 617-664-8672 Exhibit 99.1

STATE STREET CORPORATION 2 About State Street Corporation State Street Corporation (NYSE: STT) is one of the world's leading providers of financial services to institutional investors, including investment servicing, investment management and investment research and trading. With $29.8 trillion in assets under custody and administration and $2.6 trillion* in assets under management as of March 31, 2017, State Street operates in more than 100 geographic markets worldwide, including the US, Canada, Europe, the Middle East and Asia. For more information, visit State Street’s website at www.statestreet.com. * Assets under management include approximately $33 billion as of March 31, 2017, for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Forward-Looking Statements This news release contains forward-looking statements as defined by United States securities laws, including statements relating to the content of, and our goals and expectations regarding, our capital plan, involving common stock dividends and purchases, issuances of preferred stock and other capital actions, and expectations for returning capital to shareholders. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “propose,” “priority,” “intend,” “expect,” “may,” “will,” “objective,” “forecast,” “outlook,” “believe,” “anticipate,” “estimate,” “seek,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to June 28, 2017. Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to: • changes in our leverage or other regulatory capital ratios resulting from increases in client deposits, interest rates or other factors; • increases in the volatility of, or declines in the level of, our net interest income, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; • the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; • the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the United States and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients;

STATE STREET CORPORATION 3 • the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; • our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; • we may not successfully implement our plans to have a credible resolution plan by July 2017, or that plan may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to, challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; • adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; • the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; • the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; and • adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm. Other important factors that could cause actual results to differ materially from those indicated by any forward- looking statements are set forth in our 2016 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, June 28, 2017, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.